Exhibit 99.7

[letterhead of Shouguang Municipal Economic and Informatization Bureau of Shandong Province]

Certification Regarding the Production Scale of Shouguang City Haoyuan Chemical Co., Ltd.

This is to certify the following information:

Shouguang City Haoyuan Chemical Co., Ltd. has 9 bromine production facilities.  The company’s actual production volume for 2010 totals more than 30,000 tons.  It is currently the largest bromine producer in Shandong Province.

Shouguang Municipal Economic and Informatization Bureau

/seal/

September 16, 2011